UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2023

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        2001 Theurer Boulevard, Winona, Minnesota         55987-1500
(Address of principal executive offices)             (Zip Code)

(507) 454-5374
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	FAST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(d). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 9, 2023, the Board of Directors (the "Board") of Fastenal Company (the "Company") elected as a director of the Company Ms. Irene A. Quarshie, effective on June 9, 2023, increasing the number of directors on the Board from ten to eleven on this date. Ms. Quarshie was elected to serve as an independent director until the Company's next annual meeting of shareholders following her election or until her successor is duly elected and qualified.
Ms. Quarshie is currently the Senior Vice President of Global Supply Chain and Logistics for Target Corporation, serving in this capacity since March 2022. Target Corporation is a Fortune 50, multi-category retailer with locations in all 50 U.S. states and the District of Columbia, with headquarters in Minneapolis, MN. Her prior positions and roles with Target Corporation consisted of serving as Vice President of Global Supply Chain and Logistics from January 2018 to February 2022, Vice President of Product Quality and Responsible Sourcing from 2014 to 2018, Director of Government Affairs from 2011 to 2014, Senior Group Manager of Corporate Risk and Responsibility from 2009 to 2011, and various managerial positions from 2005 to 2009. Prior to joining Target Corporation, Ms. Quarshie served as a consultant with the global management consulting services firm of Booz Allen Hamilton located in McLean, VA from 2001 to 2005.
There are no arrangements or understandings between Ms. Quarshie and any other person or persons pursuant to which she was selected as a director of the Company. There are no current or proposed transactions in which Ms. Quarshie, or any member of her immediate family, has an interest that is required to be disclosed under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.
Ms. Quarshie will receive a pro rata portion of the annual retainer for her partial year of service as a director of the Company and a cash payment representing a pro rata portion, of an equity award that is related to her attendance at the remaining calendar year Board meetings, all in accordance with the Company's existing director compensation policy.
Item 9.01. Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description of Document

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fastenal Company
(Registrant)

June 9, 2023	By:	/s/ SHERYL A. LISOWSKI
(Date)		Sheryl A. Lisowski Executive Vice President - Chief Accounting Officer and Treasurer